UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 27, 2015
Date of Report (Date of earliest event reported)

MONSTER ARTS INC.

(Exact name of registrant as specified in its charter)

Nevada	0-53266	27-1548306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3565 S. Las Vegas Blvd. Suite 120 Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(725) 222-8281
Registrant’s telephone number, including area code

806 East Avenido Pico, Suite I-288

San Clemente, California 92673

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

During January, February and March 2015, the Board of Directors of Monster Arts Inc., a Nevada corporation (the "Company") authorized the issuance of an aggregate 356,142,162 shares of its restricted common stock pursuant to conversion of debt. The Company had previously entered into a number of convertible promissory notes. The following table summarizes the total outstanding principle on convertible notes payable as of September 30, 2014.

	September 30, 2014	December 31, 2013

Convertible Notes Payable- Asher Enterprises, Inc.	$3,190	$228,510
Convertible Notes Payable - Tangier Investors, LLP	—	—
Convertible Note Payable- Premier Venture Partners LLC	—	17,370
Convertible Note Payable- Dennis Pieczarka	2,500	2,500
Convertible Note payable - Christopher Thompson	75,000	10,000
Convertible Note payable - James Ault	2,565	2,565
Convertible Note payable - Charles Knoop	1,000	1,000
Convertible Note payable - LG Capital Funding	59,000	—
Convertible Note payable - JMJ Financial	81,120	—
Convertible Note payable - IBC Funds, LLC	71,321	—
Convertible Note payable - WHC Capital, LLC	21,077	—
Convertible Note payable - Adar Bays LLC	30,000	—
Convertible Note payable - Brent Delinger	15,000	—
Convertible Note payable - Jessie Redmayne	10,000	—
Convertible Note payable - Jennifer Salwender	40,000	—
Convertible Note payable - Anibus Capital Partners	63,950	—
Convertible Note payable - Beaufort Capital Partners, LLC	113,950	—
Convertible Note payable - KBM Worldwide	63,000	—
Convertible Note payable - Sojourn Investments, LP	37,500	—
Less: Discounts on Notes Payable	(12,500)	—
Total	$677,673	$261,945

Therefore, between January 1, 2015 and March 31, 2015, the Board of Directors authorized the issuance of 356,142,162 shares of common stock upon the conversion of debt.  The share issuances were authorized by the Board of Director pursuant to conversion of debt. The shares were issued in separate transactions with each of the investors reflected below who exercised their respective right to convert the derivative security in accordance with the terms and provisions of the respective convertible note. As of the date of this Current Report, there are 440,827,452 shares of common stock outstanding.

KMB Worldwide Inc.

During January and March 2015, the Board of Directors of the Company issued an aggregate 10,233,427 shares of restricted common stock to KMB Worldwide Inc. with per share prices as follows: (i) 543,590 shares issued at $0.001; (ii) 627,131 shares issued at $0.00073; (iii) 741,935 shares issued at $0.00099; (iv) 741,935 shares issued at $0.00099; (v) 963,636 shares issued at $0.00099; and (vi) 965,000 shares issued at $0.001. The shares were issued to KMB Worldwide Inc. in reliance on Section 4(2) of the Securities Act of 1933, as amended. The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. KMB Worldwide Inc. acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from our management concerning any and all matters related to acquisition of the securities.

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IBC Funds LLC

During February 2015, the Board of Directors of the Company issued an aggregate 1,000,000 shares of restricted common stock to IBC Funds LLC with per share price at $0.001. The shares were issued to IBC Funds LLC in reliance on Section 4(2) of the Securities Act of 1933, as amended. The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. IBC Funds LLC acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from our management concerning any and all matters related to acquisition of the securities.

Adar Bays LLC

During February 2015, the Board of Directors of the Company issued an aggregate 360,000 shares of restricted common stock to Adar Bays LLC with per share price at $0.001. The shares were issued to Adar Bays LLC in reliance on Section 4(2) of the Securities Act of 1933, as amended. The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. Adar Bays LLC acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from our management concerning any and all matters related to acquisition of the securities.

JMJ Financial LLC

During February and March 2015, the Board of Directors of the Company issued an aggregate 6,534,000 shares of restricted common stock to JMJ Financial LLC with per share prices as follows: (i) 544,000 shares issued at $0.001; (ii) 664,000 shares issued at $0.001; (iii) 708,000 shares issued at $0.001; (iv) 775,000 shares issued at $0.001; (v) 965,000 shares issued at $0.001; (vi) 1,255,000 shares issued at $0.001; and (vii) 1,623,000 shares issued at $0.001. The shares were issued to JMJ Financial LLC in reliance on Section 4(2) of the Securities Act of 1933, as amended. The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. JMJ Financial LLC acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from our management concerning any and all matters related to acquisition of the securities.

WHC Capital LLC

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During March 2015, the Board of Directors of the Company issued an aggregate 2,310,379 shares of restricted common stock to WHC Capital LLC with per share prices as follows: (i) 813,379 shares issued at $0.001; and (ii) 1,497,000 shares issued at $0.00071. The shares were issued to WHC Capital LLC in reliance on Section 4(2) of the Securities Act of 1933, as amended. The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. WHC Capital LLC acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from our management concerning any and all matters related to acquisition of the securities

Carebourn Capital

During March 2015, the Board of Directors of the Company issued an aggregate 10,233,427 shares of restricted common stock to Carebourn Capital with per share prices as follows: (i) 949,000 shares issued at $0.001; (ii) 996,500 shares issued at $0.001; (iii) 1,200,000 shares issued at $0.001; (iv) 1,518,500 shares issued at $0.001; and (v) 1,330,000 shares issued at $0.001. Carebourn Capital had previously acquired the convertible note originally issued to Brent Delinger. The shares were issued to Carebourn Capital in reliance on Section 4(2) of the Securities Act of 1933, as amended. The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. Carebourn Capital acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from our management concerning any and all matters related to acquisition of the securities

Sojourn Investments LP

During March 2015, the Board of Directors of the Company issued an aggregate 950,000 shares of restricted common stock to Sojourn Investments LP with per share price at $0.001. The shares were issued to Sojourn Investments LP in reliance on Section 4(2) of the Securities Act of 1933, as amended. The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. Sojourn Investments LP acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from our management concerning any and all matters related to acquisition of the securities.

Beaufort Capital Partners LLC

During March 2015, the Board of Directors of the Company issued an aggregate 743,000 shares of restricted common stock to Beaufort Capital Partners LLC with per share price at $0.00055. The shares were issued to Beaufort Capital Partners LLC in reliance on Section 4(2) of the Securities Act of 1933, as amended. The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. Beaufort Capital Partners LLC acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from our management concerning any and all matters related to acquisition of the securities.

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LG Capital Funding

During March 2015, the Board of Directors of the Company issued an aggregate 1,002,270 shares of restricted common stock to LG Capital Funding with per share price at $0.001. The shares were issued to LG Capital Funding in reliance on Section 4(2) of the Securities Act of 1933, as amended. The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. LG Capital Funding acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from our management concerning any and all matters related to acquisition of the securities.

Darling Capital

During March 2015, the Board of Directors of the Company issued an aggregate 5,768,648 shares of restricted common stock to Darling Capital with per share prices as follows: (i) 1,014,823 shares issued at $0.00019; (ii) 1,356,269 shares issued at $0.00019; (iii) 1,546,450 shares issued at $0.0002; and (iv) 1,851,106 shares issued at $0.000077. Darling Capital previously acquired the convertible note originally issued to Sojourn Investments LP. The shares were issued to Darling Capital in reliance on Section 4(2) of the Securities Act of 1933, as amended. The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. Darling Capital acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from our management concerning any and all matters related to acquisition of the securities.

Atlas Long Term Growth

During March 2015, the Board of Directors of the Company issued an aggregate 1,543,352 shares of restricted common stock to Atlas Long Term Growth with per share price at $0.001. The shares were issued to Atlas Long Term Growth in reliance on Section 4(2) of the Securities Act of 1933, as amended. The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. Atlas Long Term Growth acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from our management concerning any and all matters related to acquisition of the securities

Stockvest

During January 2015, the Board of Directors authorized 200,000 shares of its restricted common stock to Stockvest for services rendered at a per share price of $0.__. The shares were issued to Stockvest in reliance on Section 4(2) of the Securities Act of 1933, as amended. The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. Stockvest acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from our management concerning any and all matters related to acquisition of the securities.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER ARTS INC.

DATE: May 5, 2015	/s/ Wayne Irving
Wayne Irving
President/Chief Executive Officer

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